INCOME TAXES - Components of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Current expense [Abstract]
Federal	$ 36,608	$ 15,133	$ 46,800
State	10,150	3,159	2,568
Total current expense	46,758	18,292	49,368
Deferred (benefit) expense [Abstract]
Federal	23,964	21,014	11,769
State	(5,057)	188	1,596
Total deferred (benefit) expense	18,907	21,202	13,365
Income tax expense	$ 65,665	$ 39,494	$ 62,733